SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2004
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                         MFA MORTGAGE INVESTMENTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                        1-13991                 13-3974868
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(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                  File No.)           Identification No.)


              350 Park Avenue, 21st Floor, New York, New York 10022
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               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 207-6400
                                                    ----------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

      99.1  Press Release, dated February 5, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

MFA Mortgage Investments, Inc. ("MFA") issued a press release, dated February 5, 2004, announcing its financial results for the year and quarter ended December, 31, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information referenced in this current report on Form 8-K (including the exhibit referenced in Items 7 and 9 above) is being "furnished" under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition" and, as such, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information set forth in this current report on Form 8-K (including the exhibit referenced in Items 7 and 9 above) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

As discussed in Item 9 above, MFA issued a press release, dated February 5, 2004, announcing its financial results for the year and quarter ended December 31, 2004, the text of which is incorporated herein by reference.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to MFA's current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA's other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MFA MORTGAGE INVESTMENTS, INC.


                                     By: /s/ Stewart Zimmerman
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                                         Stewart Zimmerman
                                         President and Chief Executive Officer

Date: February 5, 2004